Exhibit 10.5      Centrex letter of intent - 12/31/02

                                      CNEX
                                LETTER OF INTENT

         Comes Now, Emergency Filtration Productions, Inc. a Nevada Corporation ("EMFP") and Centrex Inc., an Oklahoma Corporation ("CNEX") and for their letter of intent set forth as follows:

         That EMFP is traded on the OTCBB.

         That CNEX is traded on the OTCBB.

         That EMFP currently holds military national stocking number for the RespAide CPR isolation mask and replacement filters and for Superstat. EMFP has received and fulfilled orders from the U.S. Navy and the Defense Supply Center.

         That CNEX is a development-stage company that owns an exclusive worldwide license to Single Molecule Detection, a technology that was developed at Los Alamos National Laboratory. The technology can detect bacteria or virus by matching the DNA of the organism. The Company entered into a research agreement with the University of California (the "University") in early 1999 to develop a prototype system to detect the deadly form of E.coli bacteria. The University's research and development activities are conducted at Los Alamos National Laboratory ("Los Alamos".)

         That CNEX and EMFP marketing efforts will overlap and the parties believe a relationship between the parties will be mutually beneficial.

         That the parties wish to explore the possibility of joint marketing, a joint venture, a merger and/or acquisition.

         That in order to facilitate any of the transactions listed above EMFP and CNEX will exchange shares of their Common Stock as set forth below:

         EMFP will transfer four hundred fifty thousand shares of its Common Stock to CNEX. These shares will have piggy-back registration rights and will be included in EMFP's next SB-2 registration statement.

         CNEX will transfer three hundred thousand shares of its Common Stock to EMFP. These shares will have demand registration rights and be included in CNEX's SB-2, which will be filed on December 30, 2002 under Rule 462(B) and will be effective upon filing.

         The parties both acknowledge that they have been represented by Kaufman & Associates, PLLC of Tulsa, OK. The parties by execution of this letter of intent hereby acknowledge this representation and the conflict of interest. The parties further waive any conflict of interest, whether real, perceived or otherwise and release Kaufman & Associates, PLLC from any and all liabilities which directly or indirectly relate to this letter of intent or any potential joint marketing, a joint venture, a merger and/or acquisition.

         The parties further acknowledge that Kaufman & Associates has advised both EMFP and CNEX to seek independent counsel.

                  Parties Representations and Warranties. The Parties hereby represents and warrants to and agrees that:

                           (a) Information on CNEX and EMFP. The Parties have
been furnished or have obtained from the EDGAR Website of the Securities and Exchange Commission (the "Commission) the each other's Form 10-KSB for the year ended December 31, 2001 as filed with the Commission on April 1, 2002, together with all subsequently filed Forms 10-Q, 8-K, and filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "Reports"). In addition, the parties have received from each other such other information concerning their operations, financial condition and other matters as they have requested in writing (such information in writing is collectively, the " Other Written Information"), and considered all factors the parties deem material in deciding on the advisability of investing in the Securities.

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                           (b) Information on the Parties. The Parties are an
"accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended (the "1933 Act"), are experienced in investments and business matters, have made investments of a speculative nature and have purchased securities of United States publicly-owned companies in private placements in the past and, with their representatives, have such knowledge and experience in financial, tax and other business matters as to enable the Parties to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Parties have the authority and are duly and legally qualified to purchase and own the Securities. The Parties are able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

         The EMFP shares shall bear the following restrictive legend:

                           "THE SHARES REPRESNETED BY THIS CERTIFICATE HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLYSATISFACTORY TO CENTREX INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

         This letter of intent is only to explore the possibility of any joint marketing, joint venture, merger and/or acquisition and does not bind either party to any further action whatsoever.

         In witness hereof this 30th day of December 2002.

\S\ Douglas Beplate                                  \S\ Thomas Coughlin
    Douglas Beplate                                      Dr. Thomas Coughlin
    President EMFP                                       CEO CNEX



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